Exhibit 4.6

                                                            AMENDED AND RESTATED
                                                          CREDIT AGREEMENT DATED
                                                              AS OF JUNE 3, 1996


                                     WAIVER


         WAIVER, dated as of June 28, 1997 (this "Waiver"), to the Amended and Restated Credit Agreement, dated as of June 3, 1996 (as amended prior to the date hereof and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CANADA INC., a Canadian corporation (the "Canadian Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware corporation ("Holdings"), the financial institutions parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent to the lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Canadian Borrower and Holdings have requested the Lenders to agree to waive certain provisions of Sections 6.08(i) and 6.16 of the Credit Agreement; and

         WHEREAS, the Lenders are willing to agree to waive certain provisions of Sections 6.08(i) and 6.16 of the Credit Agreement, but only on the terms and subject to the conditions set forth in this Waiver;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

         SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         SECTION 2. Waiver. Compliance with the provisions of:

         (a) Section 6.08(i) of the Credit Agreement is hereby waived to permit the sale of the Air Restraint and Technical Products Division of JPS Automotive L.P. and the Borg Textile Division of Collins & Aikman Canada, Inc. and to exclude such sales from the calculation of the maximum amount of assets that may be sold pursuant to such section; provided that the Net Proceeds of such sale are applied in accordance with Section 2.12(c) of the Credit Agreement; and

         (b) Section 6.16 of the Credit Agreement is hereby waived for the second fiscal quarter of 1997 of Holdings; provided that the Leverage Ratio is not in excess of 2.75 to 1.00.

         SECTION 3. Representations and Warranties. The parties hereto hereby represent and warrant to the Administrative Agent and each Lender that after giving effect to the waivers contained herein, each party hereto hereby confirms, reaffirms and restates the representations and warranties set forth in
Article III of the Credit Agreement as if made on and as of the Waiver Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to (i) the Credit Agreement, (ii) this Waiver and (iii) the Credit Agreement as amended by this Waiver.

         SECTION 4. Conditions Precedent. This Waiver shall become effective as of the date hereof (the "Waiver Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

         (a) Waiver. The Administrative Agent shall have received this Waiver, executed and delivered by a duly authorized officer of each of the Borrower, the Canadian Borrower, Holdings and the Required Lenders.

         (b) No Default or Event of Default. On and as of the Waiver Effective Date and after giving effect to this Waiver and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

         (c) Representations and Warranties. The representations and warranties made by the Borrower and the Canadian Borrower in the Credit Agreement and herein after giving effect to this Waiver shall be true and correct in all material respects on and as of the Waiver Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

         (d) Acknowledgement, Consent and Waiver. The Administrative Agent shall have received from each of Holdings, the Borrower, the Canadian Borrower and the other Loan Parties with respect to each Loan Document to which it is a party a duly executed Acknowledgment, Consent and Waiver, substantially in the form of Exhibit A hereto.

         SECTION 5. No Other Waivers. Except as expressly waived hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision.

         SECTION 6. Expenses. The Borrower and the Canadian Borrower agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Waiver and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Waiver and any other such documents.

         SECTION 7. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         SECTION 8. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                  COLLINS & AIKMAN PRODUCTS CO.

                                  By    /s/  J. Michael Stepp
                                  ----------------------------------
                                    Name:
                                    Title:


                                  COLLINS & AIKMAN CANADA INC.

                                  By    /s/  J. Michael Stepp
                                  ----------------------------------
                                    Name:
                                    Title:


                                  COLLINS & AIKMAN CORPORATION

                                  By    /s/  J. Michael Stepp
                                  ----------------------------------
                                    Name:
                                    Title:


                                  THE CHASE MANHATTAN BANK,
                                    as Administrative Agent and as a Lender

                                  By  /s/  Rosemary Bradley
                                  __________________________________
                                    Name:  Rosemary Bradley
                                    Title: Vice President

                                  BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION, as Managing Agent and a Lender


                                  By    Linda A. Carper
                                  ----------------------------------
                                    Name: Linda A. Carper
                                    Title: Managing Director


                                  NATIONSBANK, N.A., as Managing Agent and a
                                  Lender


                                  By__________________________________
                                    Name:
                                    Title:


                                  ALEXANDER HAMILTON LIFE INSURANCE


                                  By__________________________________
                                    Name:
                                    Title:


                                  ARAB BANKING CORPORATION


                                  By__________________________________
                                    Name:
                                    Title:


                                  AERIES FINANCE LTD.

                                  By    /s/  Andrew Wignall
                                  ----------------------------------
                                    Name: Andrew Ian Wignall
                                    Title: Director

                                  CERES FINANCE LTD.

                                  By    /s/ J.H. Cullinane
                                  ----------------------------------
                                    Name: John H. Cullinane
                                    Title: Director


                                  STRATA FUNDING LTD.


                                  By    /s/  J.H. Cullinane
                                  ----------------------------------
                                    Name: John H. Cullinane
                                    Title: Director


                                  RESTRUCTURED OBLIGATIONS BACKED BY
                                  SENIOR ASSETS B.V.

                                  By: Chancellor LGT Senior Secured Management,
                                      Inc., as Portfolio Advisor


                                  By    /s/  Stephen M. Alfieri
                                  ----------------------------------
                                    Name: Stephen M. Alfieri
                                    Title: Managing Director


                                  BANKBOSTON, N.A.


                                  By __________________________________
                                    Name:
                                    Title:


                                  BANK OF IRELAND - GRAND CAYMAN BRANCH


                                   By  /s/ John Cusack
                                   ---------------------------------------
                                     Name: John G. Cusack
                                     Title: A.V.P.

                                  THE BANK OF NEW YORK

                                  By    /s/  Ann Marie Hughes
                                  ----------------------------------
                                    Name:Ann Marie Hughes
                                    Title: Assistant Vice President

                                  THE BANK OF NOVA SCOTIA


                                  By    /s/  W.E. Zarrett
                                  ----------------------------------
                                    Name:  William E. Zarrett
                                    Title: Senior Relationship Manager


                                  BANK OF SCOTLAND


                                  By    /s/  Annie Chin Tat
                                  ----------------------------------
                                    Name: Annie Chin Tat
                                    Title:  Vice President


                                  BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                                  By    /s/  Friedrich N. Wilms
                                  ----------------------------------
                                    Name: Friedrich N. Wilms
                                    Title: Vice President

                                  BANQUE PARIBAS


                                  By__________________________________
                                    Name:
                                    Title:

                                  BRANCH BANKING AND TRUST COMPANY


                                  By    /s/  Thatcher L. Townsend III
                                  ----------------------------------
                                    Name: Thatcher L. Townsend III
                                    Title: Vice President


                                  OCTAGON CREDIT INVESTORS LOAN PORTFOLIO
                                  (a unit of The Chase Manhattan Bank)


                                  By    /s/  James Ferguson
                                  ----------------------------------
                                    Name:  James P. Ferguson
                                    Title:  Managing Director


                                  CIBC INC.


                                  By__________________________________
                                    Name:
                                    Title:


                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                  L'UNION EUROPIENNE

                                  By  /s/ Sean Mounier     /s/ Brian O'Leary
                                  ------------------------------------------
                                    Name: Sean Mounier       Brian O'Leary
                                    Title: First Vice President  Vice President


                                  CONTINENTAL BANK


                                  By__________________________________
                                    Name:
                                    Title:

                                  CREDIT LYONNAIS, NEW YORK BRANCH AND
                                  CREDIT LYONNAIS ATLANTA AGENCY

                                  By ______________________________
                                     Name:
                                     Title:


                                  CREDITANSTALT CORPORATE FINANCE, INC.

                                  By  /s/ W. Craig Stamm
                                  __________________________________
                                    Name: W. Craig Stamm
                                    Title: Vice President

                                  By /s/ Scott Kray
                                  ----------------------------------
                                     Name: Scott Kray
                                     Title: Vice President


                                  CRESCENT/MACH I PARTNERS, L.P.

                                  By: TCW Asset Management Company
                                      its Investment Manager


                                  By /s/ Justin L. Driscoll
                                  __________________________________
                                    Name: Justin L. Driscoll
                                    Title: Senior Vice President


                                  CRESTAR BANK


                                  By /s/ C. Gray Key
                                  __________________________________
                                    Name: C. Gray Key
                                    Title: Vice President


                                  DRESDNER BANK, A.G. NEW YORK AND GRAND
                                  CAYMAN BRANCHE


                                  By /s/ Christopher E. Sarisky
                                  __________________________________
                                    Name: Christopher E. Sarisky
                                    Title: Assistant Treasurer


                                  By /s/ John W. Sweeney
                                  __________________________________
                                    Name: John W. Sweeney
                                    Title: Assistant Vice President

                                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                  By /s/ David Silander
                                  __________________________________
                                    Name: David Silander
                                    Title: Vice President


                                  FUJI BANK, LIMITED


                                  By__________________________________
                                    Name:
                                    Title:


                                  GIROCREDIT BANK


                                  By /s/ John Redding   /s/ Anca Trifan
                                  __________________________________
                                    Name: John Redding     Anca Trifan
                                    Title: Vice President  Vice President


                                  INDOSUEZ CAPITAL FUNDING II LTD.

                                  By: Indosuez Capital, as Portfolio Advisor


                                  By__________________________________
                                    Name:
                                    Title:


                                  THE INDUSTRIAL BANK OF JAPAN, LTD.


                                  By /s/ Takuya Honjo
                                  __________________________________
                                    Name: Takuya Honjo
                                    Title: Senior Vice President

                                  KEYPORT LIFE INSURANCE COMPANY


                                  By__________________________________
                                    Name:
                                    Title:


                                  LEHMAN COMMERCIAL PAPER INC.


                                  By /s/ Michelle Swanson
                                  __________________________________
                                    Name: Michelle Swanson
                                    Title: Authorized Signatory


                                  THE LONG-TERM CREDIT BANK OF JAPAN LTD.,
                                  NEW YORK BRANCH


                                  By /s/ S. Tajima
                                  __________________________________
                                    Name: Shuichi Tajima
                                    Title: Deputy General Manager


                                  MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                  By /s/ Gilles Marchand
                                  __________________________________
                                    Name: Gilles Marchand, CFA
                                    Title: Authorized Signatory

                                  MERRILL LYNCH PRIME RATE PORTFOLIO

                                  By:  Merrill Lynch Asset Management, L.P.,
                                       as Investment Advisor


                                  By /s/ Gilles Marchand
                                  __________________________________
                                    Name: Gilles Marchand, CFA
                                    Title: Authorized Signatory


                                  MIDLAND BANK, PLC


                                  By__________________________________
                                    Name:
                                    Title:


                                  SENIOR HIGH INCOME PORTFOLIO, INC.


                                  By /s/ Gilles Marchand
                                  __________________________________
                                    Name: Gilles Marchand, CFA
                                    Title: Authorized Signatory


                                  SENIOR HIGH INCOME PORTFOLIO,
                                  INC., as successor in interest
                                  to SENIOR HIGH INCOME PORTFOLIO
                                  II, INC.


                                  By /s/ Gilles Marchand
                                  __________________________________
                                    Name: Gilles Marchand
                                    Title: Authorized Signatory


                                  SENIOR HIGH INCOME PORTFOLIO,
                                  INC., as successor in interest
                                  to SENIOR STRATEGIC INCOME FUND,
                                  INC.


                                  By /s/ Gilles Marchand
                                  __________________________________
                                    Name: Gilles Marchand
                                    Title: Authorized Signatory

                                  THE MITSUBISHI TRUST AND BANKING CORPORATION


                                   By__________________________________
                                    Name:
                                    Title:


                                  NATIONAL CITY BANK


                                  By__________________________________
                                    Name:
                                    Title:


                                  THE FIRST NATIONAL BANK OF CHICAGO



                                  By__________________________________
                                    Name:
                                    Title:


                                  NEW YORK LIFE INSURANCE COMPANY


                                  By /s/ Steven M. Benevento
                                  __________________________________
                                    Name: Steven M. Benevento
                                    Title: Investment Manager


                                  NEW YORK LIFE INSURANCE AND ANNUITY
                                  CORPORATION


                                  By /s/ Steven M. Benevento
                                  __________________________________
                                    Name: Steven M. Benevento
                                    Title: Investment Manager

                                  THE NIPPON CREDIT BANK, LTD.


                                  By__________________________________
                                    Name:
                                    Title:


                                  THE SAKURA BANK, LIMITED


                                  By__________________________________
                                    Name:
                                    Title:


                                  SOCIETE GENERALE


                                  By /s/ Richard M. Lewis
                                  __________________________________
                                    Name: Richard M. Lewis
                                    Title: Vice President


                                  SOCIETY NATIONAL BANK


                                  By__________________________________
                                    Name:
                                    Title:


                                  SUMITOMO BANK, LIMITED


                                  By__________________________________
                                    Name:
                                    Title:

                                  SUNTRUST BANK, ATLANTA


                                  By /s/ David W. Penter
                                  __________________________________
                                    Name: David W. Penter
                                    Title: GVP


                                  By /s/ R. B. King
                                  __________________________________
                                    Name: Raymond B. King
                                    Title: V.P.



                                  THE SUMITOMO TRUST & BANKING CO., LTD.


                                   By /s/ Naoya Takeuchi
                                   __________________________________
                                    Name: Naoya Takeuchi
                                    Title: Deputy General Manager


                                   THE TORONTO-DOMINION BANK


                                  By /s/ Debbie A. Greene
                                  __________________________________
                                    Name: Debbie A. Greene
                                    Title: Mgr. Cr. Admin.


                                  THE TRAVELERS INSURANCE COMPANY


                                  By__________________________________
                                    Name:
                                    Title:

                                  THE TRAVELERS INDEMNITY COMPANY

                                  By__________________________________
                                    Name:
                                    Title:


                                  UNITED STATES NATIONAL BANK OF OREGON


                                  By /s/ Julie Ann Boyd
                                  __________________________________
                                    Name: Julie Ann Boyd
                                    Title: Relationship Manager


                                  VAN KAMPEN AMERICAN CAPITAL PRIME
                                  RATE INCOME TRUST


                                  By__________________________________
                                    Name:
                                    Title:


                                  WACHOVIA BANK OF NORTH CAROLINA, N.A.


                                  By /s/ Sarah T. Warren
                                  __________________________________
                                    Name: Sarah T. Warren
                                    Title: Vice President


                                  WELLS FARGO BANK


                                  By
                                  __________________________________
                                    Name:
                                    Title:

                                  THE YASUDA TRUST & BANKING CO., LTD.


                                  By__________________________________
                                    Name:
                                    Title:


                                  BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                  By__________________________________
                                    Name:
                                    Title:


                                  SENIOR DEBT PORTFOLIO
                                  By:  Boston Management and Research, as
                                       Investment Advisor


                                  By__________________________________
                                    Name:
                                    Title:

                                                                    EXHIBIT A TO
                                                                          WAIVER

                       ACKNOWLEDGEMENT, CONSENT AND WAIVER

         Each of the undersigned corporations hereby:

         (a) acknowledges and consents to the execution, delivery and performance of the Waiver, dated as of June 28, 1997 (the "Waiver") to the Amended and Restated Credit Agreement dated as of June 3, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Canada Inc. (the "Canadian Borrower") Collins & Aikman Products Co. (the "Borrower"), Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent to the lenders thereunder (in such capacity, the "Administrative Agent"); and

         (b) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Loan Document (as defined in the Credit Agreement) to which such corporation is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated:  June 28, 1997
                                  COLLINS & AIKMAN PRODUCTS CO.


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                  COLLINS & AIKMAN CANADA INC.


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                   COLLINS & AIKMAN CORPORATION


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                  PACJ, INC.

                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:

                                  THE AKRO CORPORATION


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                  DURA CONVERTIBLE SYSTEMS, INC.


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                  IMPERIAL WALLCOVERINGS, INC.


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                  MARKETING SERVICE, INC.


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                  GREFAB, INC.


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:

                                  WICKES ASSET MANAGEMENT, INC.


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                  COLLINS & AIKMAN INTERNATIONAL
                                  CORPORATION



                                  By /s/ Len Ferro
                                  __________________________________
                                    Name:
                                    Title:



                                  WICKES MANUFACTURING COMPANY


                                  By /s/ Robert L. Johnson
                                  __________________________________
                                    Name:
                                    Title:


                                  WICKES REALTY, INC.


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                  COLLINS & AIKMAN FLOOR COVERINGS, INC.


                                  By__________________________________
                                    Name:
                                    Title:

                                  AMCO CONVERTIBLE FABRICS, INC.


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                  MANCHESTER PLASTICS, INC.


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                  HUGHES PLASTICS, INC.


                                  By /s/ J. Michael Stepp
                                  __________________________________
                                    Name:
                                    Title:


                                  COLLINS & AIKMAN PROPERTIES, INC.
                                  (formerly COLLINS & AIKMAN FLOOR COVERINGS
                                  GROUP, INC.)


                                  By /s/ Len Ferro
                                  __________________________________
                                    Name:
                                    Title: